SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           ATHEY PRODUCTS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           ATHEY PRODUCTS CORPORATION
                             1839 South Main Street
                    Wake Forest, North Carolina 27587-9289



              NOTICE OF SUBSTITUTE ANNUAL MEETING OF SHAREHOLDERS

                          To be Held on July 30, 1998

     The substitute 1998 Annual Meeting of the Shareholders of Athey Products Corporation ("Athey" or the "Company"), a Delaware corporation, will be held at the executive offices of the Company located at 1839 South Main Street, Wake Forest, North Carolina, on Thursday, July 30, 1998 at 11:00 A.M., for the following purposes:

     1. To fix the number of directors of the Company at six and to elect a board of directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or appointed;

     2. To ratify the appointment of the accounting firm of McGladrey & Pullen, LLP as independent auditors for the Company for the current year;

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These items are fully discussed in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on June 30, 1998 will be entitled to notice of and to vote at the annual meeting. A list of such shareholders entitled to vote will be available at the Company's office at 1839 South Main Street, Wake Forest, North Carolina 27587-9289, at the time and place of the meeting, and during the ten days prior to the Annual Meeting.

     Shareholders are requested to complete, date, sign and return the enclosed proxy card as promptly as possible. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

     If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

     Whether or not you expect to attend, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.



                                                By Order of the Board of
                                                Directors


                                                PHYLLIS C. PEARCE
                                                Assistant Secretary

Wake Forest, North Carolina
July 2, 1998

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                          ATHEY PRODUCTS CORPORATION
                             1839 South Main Street
                    Wake Forest, North Carolina 27587-9289


                               ----------------
                                 July 2, 1998


                                PROXY STATEMENT


                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Athey Products Corporation ("Athey" or the "Company") for use at the substitute 1998 Annual Meeting of the Shareholders of the Company to be held July 30, 1998, at 11:00 A.M., Eastern Time, at the Company's offices located at 1839 South Main Street, Wake Forest, North Carolina, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The shares represented by the accompanying Proxy will be voted if the Proxy is properly signed and received by the Company prior to the time of the meeting. Where a choice is specified on any Proxy as to the vote on any matter to come before the meeting, the Proxy will be voted in accordance with such specification. If no specification is made, the Proxy will be voted for the nominees for director named herein and for all other proposals. Any stockholder giving the accompanying Proxy has the right to revoke it by notifying the Company, in writing at any time prior to the voting of the Proxy. A Proxy is revoked if the person giving the Proxy attends the meeting and elects to vote in person.

     The cost of preparing, assembling and mailing this Proxy Statement and form of Proxy, and the costs of soliciting proxies relating to the meeting, will be borne by the Company. It is contemplated that the original solicitation of proxies by mail will be supplemented by telephone, telegraph, and personal solicitation by officers, directors and other regular employees of the Company, and no additional compensation will be paid to such individuals. The Company will also request brokers and other nominees or fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. These materials are first being mailed to shareholders on or about July 2, 1998.


                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide for a board of not less than three nor more than ten directors, as from time to time shall be determined by a majority of the votes to which all of the stockholders of the Company are at the time entitled. The Board of Directors of the Company has recommended to the stockholders that the number of directors be fixed at six (6), subject to the approval of the stockholders at the 1998 Annual Meeting. Directors will be elected at the meeting to serve until the next Annual Meeting of Shareholders or until their successors are elected and shall have qualified. The affirmative vote of a plurality of the votes cast is required to fix the number of directors at six and to elect directors. Abstentions and broker non-votes will not be counted in determining the number of shares voted for fixing the number of directors at six and in favor of any nominee for director. The proxies returned to the Board of Directors pursuant to this solicitation will be voted by the persons named therein for fixing the number of directors at six and for the election of the following persons as directors. The Board of Directors is not aware of any other person intending to propose nominees for director. Should any nominee be unable to accept the office of director (which is not presently anticipated), it is intended that the persons named in the proxy will vote for election of such other persons as they shall determine.

The following table sets forth (i) the name, principal occupation, age, length of service and ownership of Common Shares (as defined below) of the Company (by number of shares and as a percentage of the total outstanding) of each nominee for director and (ii) the Company's current executive officers and directors as a group.



                                                                          Common Shares
                                                                           Beneficially
                                                           Director        Owned as of         Percent
       Name and Principal Occupation (1)           Age       Since      June 30, 1998 (2)      of Class
-----------------------------------------------   -----   ----------   -------------------   -----------
Wes O. Brant ..................................    44                             100               --
 Vice-President and Chief Operating Officer
 of the Company
John P. Kelly .................................    44       1997                  100               --
 Attorney At Law
 Mountcastle, Kelly and Dyer, P.C.
 Wheaton, Illinois
John F. McCullough (3) ........................    72       1975            1,597,726            41.98%
 Chairman
 Orton/McCullough Crane Company, Inc.
 Oak Brook, Illinois
Martin W. McCullough ..........................    41       1985               12,632             0.33%
 President
 Orton/McCullough Crane Company, Inc.
 Huntington, Indiana
Thomas N. Nelson ..............................    60                             325               --
 Vice-President, Sales & Marketing
 of the Company
Richard A. Rosenthal ..........................    65       1977                5,691             0.15%
 Retired Director of Athletics
 University of Notre Dame
 South Bend, Indiana
Executive officers and directors as a group (4)
 (6 persons) ..................................                             1,620,574            42.58%

----------
(1) Each executive officer's and director's principal occupation and employment for the last five years has been listed above, except for Mr. Wes O.
    Brant, Mr. John F. McCullough, Mr. Martin W. McCullough and Mr. Thomas N. Nelson. Prior to June 1994, Mr. Brant was Product Manager and Manager of Product Development for Reedrill, Inc., Sherman, Texas. From June 1994 to November 1995, Mr. Brant was Manager-Integrated Business Teams for Mobile Tool International, Westminster, Colorado. From December 1995 to May 1998, Mr. Brant was Director of Engineering for Athey. Mr. Brant was elected as Vice-President and Chief Operating Officer of the Company on May 11, 1998. Prior to May 1997, Mr. John McCullough was Chairman & President, and Mr. Martin McCullough was Vice-President and General Manager of Orton/McCullough Crane Company, Inc. Prior to June 1996, Mr. Nelson was Product Sales Manager for Bucyrus-Erie Company, South Milwaukee,
    Wisconsin. From June 1996 to May 1998, Mr. Nelson was Director of Sales & Marketing for Athey. Mr. Nelson was elected as Vice - President, Sales & Marketing of the Company on May 11, 1998. Mr. Rosenthal is a director of the following companies: Advanced Drainage Systems, Inc., Columbus, Ohio; Beck Corporation, Elkhart, Indiana; CID Equity Partners, Indianapolis, Indiana; LaCrosse Footwear, Inc., LaCrosse, Wisconsin; RFE Investment Partners, New Canaan, Connecticut; St. Joseph Capital Corporation, Mishawaka, Indiana.

(2) Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3) Common Shares shown as owned by Mr. John F. McCullough are owned of record by Orton/McCullough Crane Company, Inc., of which Mr. John F. McCullough is an officer and principal shareholder (see "Voting Securities and Principal Shareholders" below). Mr. McCullough disclaims beneficial ownership of such shares.

(4) Mr. James H. Stumpo resigned from his positions as President, Chief Executive Officer and a director of the Company effective May 7, 1998. Mr. Stumpo beneficially owns 2,000 Common Shares, which constitute approximately 0.05% of the outstanding Common Shares. Mr. Franz
    M. Ahting resigned from his positions as Vice-President Finance, Chief Financial Officer, Treasurer, Secretary and a director of the Company effective April 30, 1998. Mr. Ahting beneficially owns 2,000 Common Shares, which constitute approximately 0.05% of the outstanding Common Shares. The total number of Common Shares owned by executive officers and directors as a group, as shown in this table, includes Common Shares beneficially owned by Messrs. Stumpo and Ahting.

     John F. McCullough is the father of Martin W. McCullough and father-in-law of John P. Kelly.

     The term of office for all such directors elected would be until their successors are elected and qualified, scheduled for the next annual meeting.

     The Board of Directors of the Company has an audit committee consisting of Messrs. John F. McCullough, Martin W. McCullough, John P. Kelly and Richard A. Rosenthal. The audit committee, which held one meeting in 1997, recommends the appointment of the Company's independent auditors, determines the scope of the annual audit to be made, reviews the conclusions of such auditors and reports the findings and recommendations thereof to the Board of Directors. There are no nominating or compensation committees. The total number of meetings of the Board of Directors during 1997 was four. During 1997, each director while a director attended at least 75% of the meetings of the Board and committees thereof.

     The Board of Directors recommends a vote FOR fixing the number of directors at six and the election of directors.


                            RATIFICATION OF AUDITORS

     The Board of Directors has appointed McGladrey & Pullen, LLP, independent certified public accountants, to audit the books and accounts of the Company for the fiscal year ended December 31, 1998, subject to the approval of the Shareholders. A representative of McGladrey & Pullen, LLP will be present at the meeting. He will have the opportunity to make a statement, if he so desires, and will respond to appropriate questions which are raised orally at the meeting or which are submitted in writing to the Company, before the meeting. If the shareholders do not ratify the appointment of McGladrey & Pullen, LLP the selection of other independent certified public accountants will be considered by the Board of Directors.

     During the fiscal year ended December 31, 1997, the only services rendered by McGladey & Pullen, LLP were auditing services, consisting of the annual audit, reviews of the annual report on Form 10-K and the annual report to shareholders, annual audit of the Company's defined benefit pension plans, consulting on quarterly filings and other matters, and review of federal and state income tax returns.

     The affirmative vote of a majority of the shares voting at the meeting at which a quorum is present is required to ratify the appointment of auditors. Abstentions and broker non-votes will not be counted in determining the number of shares voted for the proposal to appoint McGladrey & Pullen, LLP or for any other proposal.

     The Board of Directors recommends a vote FOR ratification of the appointment of McGladrey & Pullen, LLP.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Board of Directors has fixed the close of business on June 30, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, and only holders of record of the common stock of the Company, par value $2.00 per share (the "Common Shares") at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the close of business on June 30, 1998, the record date, there were outstanding 3,805,608 Common Shares.

     Each Common Share is entitled to one vote on all matters. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at the meeting.

     The following table sets forth information as of June 30, 1998, regarding each person who was known by the Company to own beneficially more than 5% of the outstanding Common Shares of the Company:



                                                             Amount and
                                                              Nature of
                                                             Beneficial
                                                              Ownership
                   Name and Address of                        of Common      Percent
                     Beneficial Owner                        Shares (1)      of Class
---------------------------------------------------------   ------------   -----------
       Orton/McCullough Crane Company, Inc. (2) .........    1,597,726         41.98%
        1244 East Market Street
         Huntington, Indiana 46750
       David L. Babson & Company, Inc. ..................      432,110         11.35%
        One Memorial Drive
         Cambridge, Massachusetts 02142-1300
       Isometrics, Inc. (3) .............................      204,472          5.37%
        1266 North Scales Street
         Post Office Box 660
         Reidsville, North Carolina 27320


----------
(1) Shares shown as owned by Orton/McCullough Crane Company, Inc., David L. Babson & Company, Inc. and Isometrics, Inc. are as reported on the latest
    Schedule 13D or 13G filings by such entities, respectively.

(2) Mr. John F. McCullough, an officer and principal shareholder of Orton/McCullough Crane Company, Inc., may be deemed to share beneficial ownership of the shares shown as beneficially owned by Orton/ McCullough Crane Company, Inc. Mr. McCullough disclaims beneficial ownership of such shares.

(3) Mr. Dennis M. Bracy, the president, director and majority shareholder, with approximately 98% of the outstanding common shares of Isometrics, Inc., may be deemed to share beneficial ownership of the shares shown as beneficially owned by Isometrics, Inc.

     The Common Shares are the only class of outstanding voting securities of the Company. Also, as of June 30, 1998, all executive officers and directors of the Company collectively owned of record and beneficially 1,616,574 Common Shares, or approximately 42.48% of the outstanding Common Shares, including the shares of Orton/McCullough Crane Company, Inc. shown above.

     It is the understanding of management that all officers and directors intend to vote for the election of the directors nominated and for all proposals.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Management of the Company believes that none of its officers, directors and persons holding more than 10% of the Company's common stock has failed to file required reports of their ownership of the Company's common stock and any changes in that ownership with the U.S. Securities and Exchange Commission. In making this statement, the Company has relied on the written representations of its officers, directors and holders of more than 10% of its common stock and copies of the reports that they have filed with the Commission.

                        REMUNERATION AND RELATED MATTERS


Summary Compensation Table
     The following table sets forth the aggregate compensation paid by the Company for services rendered in all capacities to the Company during the Company's last three fiscal years to all those individuals serving the Company as CEO during 1997. No other executive officer of the Company was paid compensation for 1997 in excess of $100,000.



                                     Annual Compensation
                                 ----------------------------
                                                                   Other Annual
           Name and                         Salary     Bonus       Compensation
      Principal Positions         Year        $          $              $
------------------------------   ------   ---------   -------   -----------------
James H. Stumpo                  1997      100,417       --            22,496(1)
 President, CEO and Director     1996      100,000       --            38,101(2)
                                 1995       65,257       --            11,740(2)

----------
(1) Payments included in this amount for the fiscal year ended December 31, 1997 consist of:

   (a) Company contributions of $2,175 to the Athey Products Corporation Employees 401(k) Plan (the "401(k) Plan"), which is a defined contribution salary reduction 401(k) Plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

   (b) Company contributions of $20,321 to the 401(k) Plan from the distribution of excess plan assets stemming from the termination of the Company's non-contributing defined benefit pension plan.

(2) Mr. James H. Stumpo received $38,101 and $11,740 representing relocation expenses in 1996 and 1995, respectively.


Compensation Report
     The Company's executive officer compensation program as in effect for 1997 consisted of (i) base salary established on the basis of non-quantitative factors such as positions of responsibility and authority, years of service and annual performance evaluations and (ii) a cash-based incentive bonus plan which is based upon the Company's performance and profitability. Executive officers (including the Chief Executive Officer) were also eligible in 1997 to participate in various Company benefit plans, which are intended to provide a safety net of coverage against various events, such as death, disability and retirement.

     The Board's compensation program objectives are designed to attract, motivate, reward and retain qualified personnel for positions of substantial responsibility. In keeping with this policy, additional compensation for executive officers and managers is administered through a cash-based incentive bonus plan which is based upon the Company's performance and profitability. No bonuses were paid under the bonus plan for the past three years. The Company has no long-term incentive or stock option plans or stock appreciation rights.

     Mr. Stumpo received $100,417 and $100,000 in base salary from the Company in 1997 and 1996, respectively. In 1995, he received $65,257 in base salary for that portion of the year in which he served as an executive officer of the Company.


Board of Directors
     John P. Kelly
     John F. McCullough
     Martin W. McCullough
     Richard A. Rosenthal

Director Compensation
     Directors who are employees of the Company do not receive fees for attendance at director's meetings, but directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors and shareholders. Mr. John F. McCullough is paid $100,000 annually by the Company for serving as Chairman of the Board of Directors. Directors who are not employees of the Company are paid $18,000 a year by the Company for serving as directors. No other remuneration was paid as directors fees in 1997. No directors were paid additional compensation for committee participation or special assignments in 1997.

Common Stock Performance
     The Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of a broad equity market index and either a peer company, or, if a peer company is not available, a published industry or line-of-business index. The Company's stock is traded on the NASDAQ National Market System and one appropriate comparison is with the NASDAQ Total Return Index for U.S. companies. Additionally, the Company's performance may be compared to the NASDAQ Trucking and Transportation Stock Index (specifically SIC Code 3711).


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)

(Graph appears here with the following information:)


                                                    1992  1993  1994  1995  1996  1997
NASDAQ Total Return Index                           $100  $115  $112  $159  $195  $240
NASDAQ Trucking and Transportation Stock Index      $100  $121  $110  $128  $142  $182
Athey Products Corporation                          $100  $ 94  $107  $ 71  $ 68  $ 72


   (1) Assumes that the value of the investment in the Common Shares of Athey Products Corporation, the NASDAQ Total Return Index for U.S. companies and the NASDAQ Trucking and Transportation Stock Index, was $100 on December 31, 1992 and that all dividends were reinvested.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Board of Directors as a whole (with the exception of the Chief Executive Officer) establishes the compensation of the CEO and reviews and approves compensation for all other officers based on the recommendation of the CEO.

     No director or nominee for director is a controlling person of the Company, except for Mr. John F. McCullough, a director of the Company and a principal shareholder of Orton/McCullough Crane Company, Inc., which owned 1,597,726 shares of the Company's common stock, or 41.98%, as of June 30, 1998.



                                 ANNUAL REPORT

     The Company's Annual Report to Shareholders for the year ended December 31, 1997, including financial statements, accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the Annual Report, and it is not to be considered as constituting any part of the proxy soliciting material.


                             SHAREHOLDER PROPOSALS

     In order for shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement and form of proxy for such meeting, they must be received by the Company at its office at 1839 South Main Street, Wake Forest, North Carolina 27587-9289 by December 17, 1998. Any such proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. It is suggested that any such proposal be submitted by certified mail -- return receipt requested.


                                 OTHER MATTERS

     Management knows of no other business likely to be brought before the meeting. If, however, other matters do come before the meeting, the persons named in the form of proxy or their substitutes will vote said proxy according to their best judgment.

     A copy of the Company's 1997 Form 10-K Report required to be filed with Securities and Exchange Commission will be mailed to shareholders without charge upon written request to: Athey Products Corporation, 1839 South Main Street, Wake Forest, North Carolina 27587-9289. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on June 30, 1998.

                                          By Order of the Board of Directors



                                              PHYLLIS C. PEARCE
                                              Assistant Secretary

Wake Forest, North Carolina
July 2, 1998

                                    APPENDIX



PROXY/VOTING              ATHEY PRODUCTS CORPORATION
INSTRUCTION CARD            1839 South Main Street
                    Wake Forest, North Carolina 27587-9289

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     The undersigned hereby appoints John F. McCullough and Martin W. McCullough as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Athey Products Corporation (the "Company") held of record by the Undersigned on June 30, 1998 at the substitute annual meeting of shareholders to be held on July 30, 1998 or at any adjournment thereof. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR FIXING THE NUMBER OF DIRECTORS OF THE COMPANY AT SIX, FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2 AS INDICATED ON THE REVERSE SIDE HEREOF.

Election of Directors:

     Nominees: Wes O. Brant, John P. Kelly, John F. McCullough, Martin W. McCullough, Thomas N. Nelson, Richard A. Rosenthal

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.


                              (See reverse side)

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.


  1. Fixing the Number of Directors at Six and Election of Directors
     [ ] FOR                 [ ] WITHHELD
     FOR, except vote withheld from the following nominee(s)

     ---------------------------------------------------------------------------

  2. Proposal to approve the appointment of McGladrey & Pullen, LLP as the independent public accountants of the Company.

     [ ] FOR                 [ ] AGAINST                    [ ]ABSTAIN


  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                    Please sign exactly as name
                                                    appears hereon. Joint
                                                    owners should each sign.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such.

                                                    ____________________________

                                                    ____________________________
                                                    SIGNATURE(S)        DATE